UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 3, 2015

CANNLABS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-155318	20-5337455
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3888 E. Mexico Ave., Suite 202
Denver, CO 80210
(Address of principal executive offices) (Zip Code)

(303) 309-0105
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01            Changes in Registrant’s Certifying Accountant.

On November 3, 2015, CannLabs, Inc. (the “Company”), after review and recommendation of the Company’s Audit Committee, appointed MaloneBailey LLP (“MaloneBailey”) as the Company’s new independent registered public accounting firm for and with respect to the year ending December 31, 2015, and dismissed Morison Cogen LLP (“Morison Cogen”) from that role.

The report of Morison Cogen on the Company’s financial statements as of and for the years ended December 31, 2014 and 2013 did not contain an adverse opinion or a disclaimer of an opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the Morison Cogen report on the Company’s financial statements for the years ended December 31, 2014 contained an explanatory paragraph indicating that there is a substantial doubt about the Company’s ability to continue as a going concern.

During the Company's two most recent fiscal years and through the date of this report, there were: (i) no disagreements with Morison Cogen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Morison Cogen, would have caused it to make reference to the subject matter of the disagreements in their reports on the consolidated financial statements of the Company; and (ii) no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Morison Cogen with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (“SEC”) and requested Morison Cogen to furnish to the Company a letter addressed to the SEC stating that it agrees with the statements made above. A copy of Morison Cogen's letter, dated November 3, 2015, is attached as Exhibit 16.1 to this Form 8-K.

During the Company’s two most recently completed fiscal years and through the date of the Company’s engagement of MaloneBailey, the Company did not consult with MaloneBailey regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written or oral advice was provided by MaloneBailey that was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issues, or (ii) any matter that was either the subject of a disagreement or event, as set forth in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K.

Item 9.01            Financial Statements and Exhibits

(d)  Exhibits.  The following exhibit is furnished with this Current Report on Form 8-K:

No.           Description

16.1	Letter dated November 3, 2015 addressed to the Securities and Exchange Commission from Morison Cogen LLP

Signatures

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNLABS, INC.

Dated: November 4, 2015	/s/ Mark Mirken
Mark Mirken
Chief Executive Officer